Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350, we, the undersigned Chief Executive Officer and Chief Financial Officer, respectively, of Community First Bankshares, Inc. (the “Company”), hereby certify:

1)              That the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2)              That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2004
/s/ Mark A. Anderson
Mark A. Anderson
President and Chief Executive Officer

Date: August 6, 2004
/s/ Craig A. Weiss
Craig A. Weiss
Executive Vice President and Chief Financial Officer